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                                                                   EXHIBIT 10.27

                              EMPLOYMENT AGREEMENT
                              --------------------

     This Employment Agreement (this "Agreement") is made and entered into as of April 1, 1997, by and between PREFERRED CREDIT CORPORATION, a California corporation (the "Company"), and John M. Shurance, an individual ("Executive").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Executive and the Company wish to provide for the terms and conditions of Executive's employment as Chief Information Officer of the Company.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as set forth below.

     1.   Employment and Duties.  The Company hereby employs Executive to serve
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as Chief Information Officer of the Company, with the powers and duties customarily accorded to such position, including those powers and duties set forth in the Bylaws of the Company for such office and such other duties consistent therewith as may be assigned to Executive from time to time by the Chief Executive Officer, the President or the Board of Directors (the "Board") of the Company. Initially, Executive's managerial and supervisorial duties shall be limited to those departments and operations as determined by the Board and subsequently expanded to include other departments and operations as directed by the Board. Executive shall report directly to the Chief Executive Officer and the President. Executive shall endeavor in good faith to perform his duties in an efficient, faithful and business-like manner.

     In the event that the Company undergoes a reorganization pursuant to which a holding company ("NewCo") for the common stock of the Company is formed, in addition to serving as an employee of the Company, Employee shall be deemed an employee of NewCo which additional employment also shall be governed pursuant to the terms and conditions of this Agreement.

     2.   Term.  The initial term of this Agreement shall begin on April 1, 1997
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and expire on March 31, 2002 unless terminated earlier as set forth in Section 6 hereof or by mutual agreement of the parties hereto (the "Initial Term"). At the expiration of the Initial Term and each anniversary thereafter, the term of this Agreement shall automatically be extended for an additional year (the "Extension Term") unless either party shall have given written notice to the other party at least six months prior to the end of the Initial Term or the Extension Term, as the case may be, that it does not desire to extend the term of this Agreement.
If Executive's employment under this Agreement is extended for an Extension
Term, it shall thereafter or during any Extension Term be terminable (other than upon expiration) only as provided in Section 6 or by mutual agreement of the parties hereto.
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     3.   Base Salary. During the term of this Agreement, Executive shall be
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paid a base salary (the "Base Salary"), payable in accordance with the Company's normal payroll practice. During the first year of the term of this Agreement, Executive's Base Salary shall be $240,000. The annual Base Salary payable to Executive shall be reviewed at least annually; provided, however, that
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Executive's Base Salary shall not be reduced below $240,000 per annum during the term of this Agreement.

     4.   Other Executive Benefits.  During the term of this Agreement, the
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Company shall provide to Executive benefits commensurate with his position, including each of the following benefits:

          (a) Medical and Dental Coverage. The Company agrees to provide
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coverage to Executive and dependent members of his family under the same medical and dental plans as may be maintained from time to time in the discretion of the Board for the other executive officers of the Company.

          (b) Vacation. Executive shall be entitled to three (3) weeks of paid
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vacation during Executive's first year of employment with the Company and shall be entitled to four (4) weeks during each year of employment with the Company thereafter for the term of this Agreement. In each case, such entitlement shall accrue pro rata over the contract year and shall be taken at such time or times as not to interfere with the necessary performance of Executive's duties and obligations under this Agreement. Upon termination, Executive shall not be paid the cash value of any accrued but unused vacation time.

          (c) Business Expenses. The Company will pay or reimburse Executive for
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any out-of-pocket expenses incurred by Executive in the course of providing his services hereunder, which comply with the Company's travel and expense policies adopted from time to time by the Board for the executive officers.

     5.   Assignment of Developments and Non-Disclosure of Information.
          ------------------------------------------------------------

          (a) Assignment. Executive hereby assigns and agrees to assign to the
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Company or its nominees, all of his rights to ideas, research, business plans and strategies, computer programs, inventions, discoveries, improvements, and developments ("Developments"), whether or not copyrightable, patentable, or subject to trade secret protection, which, during the period of Executive's employment by the Company, Executive has made, conceived, or conducted, or hereafter may make or conceive or conduct, either solely or jointly with others:
(i) with the use of the Company's time, materials, or facilities; or (ii) resulting from or suggested by Executive's work for the Company; or (iii) in any way pertaining to any subject matter related to the Company's existing or contemplated business, products, and services. Notwithstanding the foregoing and in accordance with California Labor Code Sections 2870 and 2872, the provisions of this Section 5(a) shall not apply to any Development that Executive developed entirely on his own time without using the Company's equipment, supplies, facilities or Information (as that term is defined below), except for those Developments that either:

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                i)  relate at the time of conception or reduction to practice of the Development to the Company's business, or actual or demonstrably anticipated research or development of the Company; or

               ii)  result from any work performed by Executive for the Company.

          (b) Report of Developments.  Executive shall make and maintain
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adequate and current written records of all such Developments and other information generated or possessed by Executive which may be the subject of trade secret protection, which may be in the form of notes, sketches, data input and output formats, design specifications, flowcharts, drawings, forms, computer program listings, data, or reports relating thereto; which records shall be and remain the property of and available to the Company at all times. Executive shall promptly disclose to the Company all such Developments and other information generated or possessed by Executive.

          (c) Execution of Documents.  At any time requested by the Company,
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either during employment or after termination thereof, and without charge to the
Company, but at its expense, Executive agrees to execute, acknowledge, and deliver all such further papers, including applications for patents and registrations of copyrights, and to perform such other lawful acts as, in the opinion of the Company, are necessary to obtain, maintain, or register patents or copyrights for such Development in any and all countries and to vest title thereto in the Company or its nominees.

          (d) Non-Disclosure. Executive realizes that in the course of his
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employment the Company will necessarily reveal to him or he may develop proprietary, secret or confidential information, and in addition to all other obligations with respect to the observance of federal and state statutes and U.S. Government security regulations, Executive hereby agrees as follows:

                i) Executive agrees to keep in strictest confidence during and subsequent to his employment all information identified as secret or confidential or which, from the circumstances, in good faith and good conscience ought to be treated as confidential, relating to the Company's underwriting process or regarding the business plans and strategies, computer programs and listings, inventions, discoveries, source code, object or other executable code, manuals, hardcopy screen displays, data input or output formats, improvements, developments, design specifications, or trade secrets or secret processes, printouts, reports, client lists, profit margins, or any other information of the business or affairs of the Company (hereinafter collectively referred to as "Information") which Executive may acquire or develop in connection with or as a result of his employment.

                ii) Executive covenants and agrees that, except as instructed by Company during his employment, Executive will not use any Information and without the prior written consent of Company, Executive will not directly or indirectly publish, communicate, divulge, or describe to any unauthorized person, nor patent or register a copyright for, any Information during the period of his employment or at any time subsequent thereto.

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

             (iii) This Section 5(d) shall not apply to Information already in the public domain or Information which has been dedicated to or released to the public by the Company.

          (e) Return of Company Property.  Upon termination of Executive's
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employment, Executive agrees to return to the Company all property of the
Company of which Executive has had custody, including but not limited to all Information, and all notebooks and other data relating to Developments made or conceived by Executive, alone or in conjunction with others, and to make full disclosure relating to such Developments.

          (f) Prior Inventions. If, prior to employment with the Company,
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Executive has made or conceived any Development, whether or not copyrightable or patentable, which Executive desires to have excluded from this Agreement, Executive has listed below a complete description thereof.
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          (g) Perpetual Nonexclusive License. Executive hereby grants to the
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Company a perpetual nonexclusive license to use any Development, whether or not copyrightable or patentable, made, developed, perfected, devised, conceived or first reduced to practice by Executive prior to the date of this Agreement and while not working for the Company which is utilized by the Company during the term of Executive's employment. Notwithstanding anything contained herein to the contrary, this Section shall survive the termination of this Agreement and the termination of Executive's employment. In particular, Executive has developed a computer software program known as Loan Management System ("LMS"). Executive grants to Company an irrevocable license to LMS.

          (h) Compliance Not Contingent Upon Additional Consideration. Executive
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has not been promised and Executive shall not require any additional or special payment for compliance with the covenants and agreements herein contained in this Section 5.

          (i) Injunctive Relief.  Executive agrees that the Company may suffer
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irreparable harm in the event that Executive fails or threatens not to comply with any terms of this Agreement, and that monetary damages may be inadequate to compensate the Company in such event. Accordingly, Executive agrees that the Company, in addition to any other remedies available to it at law or in equity, including the right to monetary damages, will be entitled to injunctive relief, without the posting of bond or other security, to enforce this Agreement.

          (j) Indemnification. Executive agrees to indemnify and hold Company
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harmless from any loss or damage resulting from Executive's breach of this
Section 5.

     6.   Termination.
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          (a) Termination by Company for "Cause."  The Company may terminate
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this Agreement for "Cause" effective immediately upon written notice thereof to
Executive. For purposes of this Agreement, "Cause" shall include, but not be limited to, the following events: (i) an act of fraud, embezzlement or similar conduct by Executive involving the Company; (ii) any action by Executive involving the arrest of Executive for violation of any criminal statute; or
(iii) a failure or refusal by Executive to perform his duties.

     In the event of termination for "Cause," Executive shall be entitled to receive that portion of the Base Salary and all benefits accrued through the date of termination.

          (b) Termination by Company Other Than for "Cause."
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               i)   Death. Provided that notice of termination has not
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previously been given under any Section hereof, if Executive shall die during the term of this Agreement, this Agreement and all of the Company's obligations hereunder shall terminate, except that Executive's estate or designated beneficiaries shall be entitled to receive (i) all earned and unpaid Base Salary through the date of termination; and (ii) all other benefits that may be due to Executive or Executive's estate or beneficiaries under the general provisions of any benefit plan, stock incentive plan or other plan in which Executive is then a participant.

               ii)  Disability.  Provided that notice of termination has not
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previously been given under any Section hereof, if Executive becomes ill or is injured or disabled during the term of this Agreement, such that Executive fails to perform all or substantially all of the duties to be rendered hereunder and such failure continues for a period in excess of 26 consecutive weeks, this Agreement and all of the Company's obligations hereunder may be terminated by the Company effective immediately upon written notice thereof to Executive, except that Executive shall be entitled to receive (i) all earned and unpaid Base Salary through the date of termination; and (ii) all other benefits that may be due to Executive under the general provisions of any benefit plan, stock incentive plan or other plan in which Executive is then a participant.

               iii)  Without Cause.  The Company may terminate this Agreement
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without "Cause" effective immediately upon written notice thereof to Executive.
In the event of termination without "Cause," Executive shall be entitled to receive that portion of the Base Salary and all benefits accrued through the date of termination.

          (c) Termination by Executive.  Executive may terminate this Agreement
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effective 30 days after giving the Company written notice of a breach by the
Company of any material provision of this Agreement; provided, the Company does
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not cure such breach within 15 days after receipt of such notice from Executive.

          (d) Stock and Similar Rights.  Executive's rights under any other
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agreement or plan under which stock options, restricted stock or similar awards are granted shall be determined in accordance with the terms and provisions of such plans or agreements.

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          (e) No Mitigation or Offset. Payment of any sum under this Section 6
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shall not be subject to any claim of mitigation nor shall the Company be entitled to any right of offset with respect thereto.

     7.   General Provisions.
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     Notices.  All notices, requirements, requests, demands, claims or other
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communications hereunder shall be in writing. Any notice, requirement, request, demand, claim or other communication hereunder shall be deemed duly given
(i) if personally delivered, when so delivered, (ii) if mailed, two (2) business days after having been set by registered or certified mail, return-receipt requested, postage prepaid and addressed to the intended recipient as set forth below, (iii) if given by telecopier, once such notice or other communication is transmitted to the telecopier number specified below, and the appropriate telephonic confirmation is received, provided that such notice or other communication is promptly thereafter mailed in accordance with the provisions of clause (ii) above or (iv) if sent through an overnight delivery service under circumstances by which such service guarantees next day delivery, the date following the date so sent:

     If to the Company, to:
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          Preferred Credit Corporation
          3347 Michelson, Suite 400
          Irvine, California 92612
          Attn: President
          Telecopy: (714) 660-3872

     If to Executive to:
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          to the address set forth in
          the records of the Company

Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

          (a) Assignment. This Agreement and the benefits hereunder are personal
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to the Company and are not assignable or transferable, nor may be the services to be performed hereunder be assigned by the Company to any person, firm or corporation; provided however, that this Agreement and the benefits hereunder
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may be assigned by the Company to any corporation into which the Company may be merged or consolidated, and this Agreement and the benefits hereunder will automatically be deemed assigned to any such corporation, subject, however, to Executive's right to terminate this Agreement to the extent provided in Section
6. In the event of any assignment of this Agreement to any corporation acquiring all or substantially all of the assets of the Company or to any other corporation into which the Company may be merged or consolidated, the responsibilities and duties assigned to Executive by such successor corporation shall be the responsibilities and duties of, and compatible with the status of, a senior

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

executive officer of such successor corporation. The Company may delegate any of its obligations hereunder to any subsidiary of the Company, provided that such delegation shall not relieve the Company of any of its obligations hereunder. Executive may not assign its rights hereunder or delegate his duties hereunder to any Person.

          (b) Complete Agreement. This Agreement contains the entire agreement
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among the parties hereto with respect to the subject matter hereof and supersedes and cancels any and all previous written or oral negotiations, commitments, understandings, agreements and any other writings or communications in respect of such subject matter.

          (c) Amendments. This Agreement may be modified, amended, superseded or
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terminated only by a writing duly signed by both parties.

          (d) Severability. Any provision of this Agreement which is invalid,
              ------------
illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

          (e) No Waiver. Any waiver by either party of a breach of any
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provisions of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of either party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or to deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          (f) Binding Effect.  This Agreement shall be binding on, and shall
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inure to the benefit of, the parties hereto and their permitted assigns, successors and legal representatives.

          (g) Counterparts. This Agreement may be executed by the parties hereto
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in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same document.

          (h) Governing Law. This Agreement has been negotiated and entered into
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in the State of California and shall be construed in accordance with the laws of the State of California.

          (i) Headings. The headings included in this Agreement are for the
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convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

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

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Executive has executed the same as of the day and year first above written.

                              PREFERRED CREDIT CORPORATION

                              ----------------------------------------------
                              By:
                                  __________________________________________
                              Its:
                                  __________________________________________


                              JOHN M. SHURANCE


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